INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
INTANGIBLE ASSETS
INTANGIBLE ASSETS

(US$ MILLIONS)	Water and sewage concession agreements	Customer relationships	Computer software, patents trademarks and proprietary technology	Loyalty program	Brand	Distribution networks and other	Total assets
Gross Carrying Amount:
Balance at January 1, 2017	$—	$406	$120	$—	$—	$28	$554
Additions, net	67	1	18	—	—	12	98
Acquisitions through business combinations (1)	2,189	376	38	163	—	104	2,870
Disposition	(3)	(59)	(14)	—	—	—	(76)
Net foreign currency exchange differences	(100)	6	10	—	—	(2)	(86)
Balances at December 31, 2017	$2,153	$730	$172	$163	$—	$142	$3,360
Additions, net	104	2	19	—	—	28	153
Acquisitions through business combinations (1)	(31)	489	2,025	—	414	14	2,911
Disposition	(1)	—	(7)	—	—	—	(8)
Net foreign currency exchange differences	(313)	(49)	(26)	(13)	(3)	(11)	(415)
Balance at December 31, 2018	$1,912	$1,172	$2,183	$150	$411	$173	$6,001
Accumulated Amortization and Impairment
Balance at January 1, 2017	$—	$(133)	$(38)	$—	$—	$(12)	$(183)
Amortization expense	(57)	(50)	(15)	(5)	—	(5)	(132)
Net foreign currency exchange differences	—	(7)	(2)	—	—	—	(9)
Disposal	—	49	9	—	—	—	58
Balance at December 31, 2017	$(57)	$(141)	$(46)	$(5)	$—	$(17)	$(266)
Amortization expense	(69)	(80)	(75)	(11)	(10)	(4)	(249)
Net foreign currency exchange differences	6	18	8	1	—	—	33
Disposal	1	—	2	—	1	—	4
Balance at December 31, 2018	$(119)	$(203)	$(111)	$(15)	$(9)	$(21)	$(478)
Net book value
December 31, 2017	$2,096	$589	$126	$158	$—	$125	$3,094
December 31, 2018	$1,793	$969	$2,072	$135	$402	$152	$5,523
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(1)	See Note 3 for additional information.
The terms and conditions of the water and sewage concession agreements, including fees that can be charged to the users and the duties to be performed by the operator, are regulated by various grantors, the majority of which are municipal governments across Brazil. The concession agreements provide the operator the right to charge fees to users using the services of the operator over the term of the concessions in exchange for water treatment services, ongoing and regular maintenance work on water distributions assets, and improvements to the water treatment and distribution system. Fees are revised annually for inflation in Brazil. The concession arrangements have expiration dates that range from 2037 to 2055 at which point the underlying concessions assets will be returned to the various grantors.
The proprietary technology acquired from Westinghouse pertains to developed technology that has the potential to provide competitive advantages and product differentiation. Westinghouse's developed technology is valued using an excess earnings method and a relief-from-royalty method to determine the after-tax cash flows associated to the portfolio of products and processes provided by Westinghouse. The technology includes fuel products, components and services, plant designs, as well as engineering and other services to the owners and operators of power plants. These services consist of production and services, field services, reactor services, pump and motor services and engineering services. The proprietary technology acquired is assessed to have a useful life of 15 years.
Customer relationships acquired from Westinghouse pertain to strong and continuing relationships with many of the company's customers within the power generation industry. Due to relatively high barriers to entry, regulatory requirements and the time required to recreate relationship due to the bidding and proposal process within the power generation industry, existing customer relationships Westinghouse has is expected to provide a future source of cash flows. Westinghouse's customer relationships is valued using the cost replacement approach to estimate the cost to recreate the existing customer base. The customer relationships acquired is assessed to have a useful life of up to 25 years.